Exhibit 10.6

AMENDMENT NO. 4

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (the “Amendment”) is made as of September 28, 2005 by and among NATIONAL WINE & SPIRITS, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as contractual representative (the “Agent”) under that certain Credit Agreement dated as of March 31, 2003 by and among the Borrower, the financial institutions party from time to time parties thereto (the “Banks”) and the Agent (as amended on March 31, 2004, June 30, 2003 and June 30, 2004, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Agent and the requisite number of Banks under Section 8.1 of the Credit Agreement have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

1. Amendment to the Credit Agreement. Effective as of September 28, 2005 (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1.	From September 28, 2005 through and including November 28, 2005, LaSalle Bank National Association’s Commitment under the Credit Agreement, its Percentage of the Aggregate Commitment and the reference to the Aggregate Commitment as set forth on its signature page thereto is amended in its entirety as follows:

Commitment Amount: $32,000,000

Percentage of Aggregate Commitment: 68.085106383%

Aggregate Commitment: $47,000,000

1.2.	After November 28, 2005, LaSalle Bank National Association’s Commitment under the Credit Agreement, its Percentage of the Aggregate Commitment and the reference to the Aggregate Commitment as set forth on its signature page thereto is amended in its entirety as follows:

Commitment Amount: $25,000,000

Percentage of Aggregate Commitment: 62.500000000%

Aggregate Commitment: $40,000,000

1.3.	From September 28, 2005 through and including November 28, 2005, National City Bank of Indiana’s Percentage of the Aggregate Commitment under the Credit Agreement and the reference to the Aggregate Commitment as set forth on its signature page thereto is amended in its entirety as follows:

Commitment Amount: $15,000,000

Percentage of Aggregate Commitment: 31.914893617%

Aggregate Commitment: $47,000,000

1.4.	After November 28, 2005, National City Bank of Indiana’s Percentage of the Aggregate Commitment under the Credit Agreement and the reference to the Aggregate Commitment as set forth on its signature page thereto is amended in its entirety as follows:

Commitment Amount: $15,000,000

Percentage of Aggregate Commitment: 37.500000000%

Aggregate Commitment: $40,000,000

1.5.	Section 5.1(B) of the Credit Agreement is amended to insert the following new sentence at the end thereof:

In addition, and without limiting the foregoing sentence, the Company shall (a) ensure, and cause each Subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls the Company or any Subsidiary is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

1.6.	The Credit Agreement is amended to insert the following new Section 8.15 immediately after Section 8.14 now appearing therein:

8.15 Customer Identification - USA Patriot Act Notice. The Agent and the Banks hereby notify the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and the Agent’s and the Bank’s policies and practices, the Agent and the Banks are required to obtain, verify and record certain information and documentation that identifies the Company and its Subsidiaries, which information includes the name and address of the Company and its Subsidiaries and such other information that will allow the Agent and the Banks to identify the Company and its Subsidiaries in accordance with the Act.”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received the following:

(a)	duly executed originals of this Amendment from each of the Borrower, the requisite number of Banks under Section 8.1 of the Credit Agreement and the Agent;

(b)	duly executed originals of a Reaffirmation in the form of Exhibit A attached hereto;

(c)	a replacement Note in favor of LaSalle Bank National Association in substantially the form of Exhibit C to the Credit Agreement in the aggregate principal amount of $32,000,000;

(d)	such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, this Amendment or the other Loan Documents, all in form and substance reasonably satisfactory to the Agent and its counsel; and

(e)	such other documents, instruments and agreements as the Agent shall reasonably request.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

3.1	This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

3.2	Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (unless the applicable representation and warranty is specifically made as of an earlier date pursuant to the terms of the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

4. Reference to the Effect on the Credit Agreement.

4.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended by Section 1.

4.2.	Upon the effectiveness of Section 2 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as further amended by Section 2.

4.3.	Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.4.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NATIONAL WINE & SPIRITS, INC., as Borrower
By:	/s/ Patrick A. Trefun
Name: Patrick A. Trefun
Title: Treasurer
LASALLE BANK NATIONAL ASSOCIATION, as Agent and as a Bank
By:	/s/ Sarah Gin
Name: Sarah Gin
Title: Vice President
NATIONAL CITY BANK OF INDIANA, as a Bank
By:	/s/ Thomas A. Schlehuber
Name: Thomas A. Schlehuber
Title: Senior Vice President

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement dated as of March 31, 2003 by and among National Wine & Spirits, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Banks”) and LaSalle Bank National Association, in its individual capacity as a Bank and in its capacity as contractual representative (the “Agent”) (as amended on March 31, 2004, June 30, 2003 and June 30, 2004, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 4 is dated as of September 28, 2005 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Bank, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Pledge Agreement, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of September 28, 2005

NATIONAL WINE & SPIRITS CORPORATION
NWS, INC.
NWS-ILLINOIS, LLC
NWS MICHIGAN, INC.
UNITED STATES BEVERAGE, L.L.C.
NATIONAL WINE & SPIRITS, LLC
By:	/s/ John J Baker
Its:	Secretary